STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                     Financial Statements for the Year Ended
                                December 31, 1998


                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 25, 1999

Dear Standish, Ayer and Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood, as they relate to the activities of the Investment Trust.

The financial markets had a wild year in 1998. Following the disarray in Asia and, more directly, the de facto Russian default in mid-August, a large part of the world's financial markets simply shut down. Many sectors of the U.S. markets were paralyzed. Spurred by a second easing of monetary policy by the Federal Reserve in mid-October, the markets reopened and staged a dramatic recovery.

Performance within subsets of the major asset classes varied greatly. Bonds generally produced positive returns, but less liquid issues with any degree of perceived credit risk underperformed. Emerging market securities were eviscerated during the third quarter spasm and recovered only partially in the fourth. By far the best returns in the U.S. equity markets were registered by a relatively narrow group of higher price/earnings ratio, larger capitalization stocks. The disparity in return between the larger cap stocks and smaller cap stocks, as measured by the Standard & Poor's 500 and the Russell 2000 indexes was an astounding 31%!

While some funds managed by Standish did well relative to their benchmarks and most funds produced good absolute returns, too many underperformed their benchmarks in 1998. In bonds, our holdings of corporate credits and mortgages underperformed U.S. Treasury securities, the latter representing a significant portion of the major indexes. In equities, our preference for lower price/earnings ratios led to an overweighting in mid cap stocks that suffered relative to larger cap stocks with significantly higher valuations.

We have expended considerable time and effort trying to learn the correct lessons from 1998. We have determined that much of the underperformance was generic to our style and that 1998 was an aberrant year, with valuation on holiday in many sectors. We are deeply committed to the view that valuation is extremely important in making investment judgments. We are dedicated to our philosophy and unalterably convinced that our strategy of buying securities that are inexpensive relative to their fundamentals is an excellent path to sustainable excess returns over the long term.

Notwithstanding the chaotic markets, we are pleased that Standish has benefited from extraordinary stability of both our clients and our professional team. At the end of 1998, total assets under management for our clients were $46.2 billion, compared with $39.3 billion at the end of 1997. We have experienced growth in virtually all asset categories, especially equities. The Standish Funds increased assets from $5.7 billion to $6.5 billion during the year, with about 75% of the growth representing additions from existing clients.

The Standish team has also grown significantly, from 232 members at the beginning of 1998 to 276 members at the end of the year. Our 97 investment officers have average investment experience of 15 years. Fifty-six officers have advanced degrees (typically an MBA) and 65 have some advanced professional accreditation (virtually all Chartered Financial Analysts). There have been no changes in the 24 individuals (all with CFAs) who own Standish, Ayer & Wood.

At the end of 1998, the Standish Board of Directors elected four new associate directors: Susan Coan, one of the key managers in our taxable client group; David Horsfall, head of our large bond trading operation; Phil Leonardi, a major contributor to expanding our equity assets; and Jennifer Pline, who holds major responsibilities for serving large, fixed income clients. We have elected 13 new vice presidents and 17 new assistant vice presidents of Standish, Ayer & Wood.

In this environment, there are no shortages of challenges and opportunities. Our first priority remains to produce superior long-term investment performance for our clients. We believe we have the investment disciplines and the professional team to achieve that goal. In those asset classes in which our returns were subpar in 1998, we have a special impetus to produce superior results in the future. With our portfolios attractively priced compared to the relevant benchmarks, we see potential for significant excess return when the markets become more focused on investment value.

We believe that we are in partnership with our clients. We would like to assure you of our dedication to fulfilling your needs while expressing our great appreciation for your confidence in Standish.

Sincerely yours,


/s/ /s/ Ted Ladd                                    /s/ George Noyes

Edward H. Ladd, Chairman                            George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       Management Discussion and Analysis

Foreign bond markets produced high, positive returns during the year with the J.P. Morgan Non-U.S. Government Bond Index returning 12.11%. Unfortunately, the market environment in 1998 did not favor our investing style as the emerging market currency crisis caused a flight to government bonds. The Fund underperformed the index with a return of 8.73% for the year.

Financial markets in 1998 were driven largely by the crisis in emerging market economies. The year began with the emerging market currency crisis in full swing in Asia, and by fall the Russian currency and capital markets had collapsed. By year end Brazil and other Latin markets were seriously threatened. The effect of the crisis was a reduction in world growth, lower commodity prices and a flight into government bonds, primarily U.S. treasuries.

This flight to quality precipitated the collapse of several hedge funds, including Long-Term Capital Management. As hedge funds unwound their positions, credit-sensitive sectors of financial markets underperformed as liquidity was removed from the market and investors purchased treasuries. The disinflationary impact of the emerging market crisis positively affected developed bond markets as central banks lowered rates to counter the negative growth impact of the crisis.

During the year, the U.K. market posted the highest hedged returns among developed markets. The U.K. started 1998 with relatively high short and long-term interest rates. As the year progressed, the central bank was forced to aggressively reduce interest rates in order to counter a rapidly slowing economy. Other European markets produced low double-digit returns in the year. There was only a few percentage points difference between the best and worst performing European markets as yields had converged late in 1997 and early in 1998 in anticipation of European monetary union. The Euro was launched on January 1, 1999 with very little disruption in business or capital markets throughout Europe.

Dollar bloc markets such as the U.S., Australia, Canada and New Zealand also produced low double-digit returns in the year. These markets continue to benefit from low levels of inflation despite reasonable economic growth, particularly in the U.S.

The worst performing market in the year was the Japanese government bond market. Japanese yields had reached historically low levels in the latter half of 1998 only to retreat by more than 100 basis points over the next few months. Despite the ongoing economic weakness in Japan and the strength of the yen, bond yields below 1% were clearly overvalued. Investors are unwilling to buy Japanese government bonds at current yield levels due to the high budget deficit and dramatic increase in the supply of Japanese bonds expected in 1999. The return of the Japanese bond market hedged into dollars was only 5.58% for the year.

During the year the fund benefited from favorable country selection. The fund has been overweight the U.K. market and other European markets and underweight the Japanese bond market. However, security selection negatively impacted the performance of the portfolio. In particular, our weighting in corporate bonds underperformed dramatically as investors sold credit-sensitive sectors and bought government bonds. The Fund also suffered from a short position in the Japanese yen as the yen rallied in the latter part of the year. Duration of the portfolio has been longer than the index, which benefited the fund in this period of declining interest rates.

We believe that we are well positioned to outperform in 1999. Foreign bond markets still offer value in an environment where world growth is restrained by the emerging market crisis. In addition, our portfolio holds a portion of attractive, corporate securities that offer superior yield advantage relative to government bonds. Although the road ahead is likely to be bumpy, we believe that this is one of the best times to invest in corporate bonds that we have seen since the early `90s. We believe that the yield advantage and potential for spread contraction in our portfolio will add value relative to the index over the next few years.

We appreciate your support during the year, and we look forward to working on your behalf towards superior risk-adjusted returns in 1999.


/s/ W. Charles Cook                             /s/ Richard S. Wood

W. Charles Cook                                 Richard S. Wood

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                     Standish                              J.P. Morgan
                     International Fixed  Lehman           Non-U.S. Govt.
                     Income Fund          Aggregate Index  Hedged Bond Index
                     -----------          ---------------  -----------------
Inception 1/2/1991   100000               100000           100000
Jan-1991             102350               101240           101900
Feb-1991             102900               102101           103459
Mar-1991              97100               102805           103625
Apr-1991              97604               103915           104381
May-1991              97654               104518           105185
Jun-1991              95387               104466           104406
Jul-1991              97352               105918           105002
Aug-1991              99569               108206           106587
Sep-1991             104910               110402           108143
Oct-1991             106019               111628           108998
Nov-1991             107430               112655           109096
Dec-1991             115083               116001           110896
Jan-1992             112787               114423           111938
Feb-1992             113622               115167           112308
Mar-1992             112293               114522           111499
Apr-1992             114469               115346           111978
May-1992             118130               117526           113009
Jun-1992             122906               119148           112850
Jul-1992             124687               121579           112489
Aug-1992             129920               122807           112512
Sep-1992             128194               124268           114064
Oct-1992             125659               122615           116380
Nov-1992             124336               122640           116205
Dec-1992             124391               124590           117518
Jan-1993             126034               126982           118588
Feb-1993             128909               129204           120734
Mar-1993             132077               129747           120807
Apr-1993             134223               130655           120819
May-1993             135892               130825           121495
Jun-1993             139230               133193           123974
Jul-1993             143102               133952           125362
Aug-1993             148366               136296           127970
Sep-1993             146551               136664           128520
Oct-1993             149560               137170           130230
Nov-1993             149498               136004           131141
Dec-1993             153972               136738           133856
Jan-1994             155498               138584           133187
Feb-1994             149268               136173           130190
Mar-1994             145072               132810           129005
Apr-1994             143587               131747           128089
May-1994             140940               131734           126667
Jun-1994             138551               131444           125375
Jul-1994             140234               134060           126203
Aug-1994             138357               134221           124991
Sep-1994             137257               132248           125104
Oct-1994             138551               132129           125592
Nov-1994             140039               131838           127363
Dec-1994             139781               132748           127070
Jan-1995             141093               135376           128455
Feb-1995             142078               138598           130112
Mar-1995             143390               139443           132766
Apr-1995             146503               141396           134872
May-1995             151868               146868           139295
Jun-1995             150146               147940           138836
Jul-1995             152685               147614           140585
Aug-1995             154556               149396           141808
Sep-1995             156159               150845           144049
Oct-1995             158653               152806           145662
Nov-1995             162899               155098           148852
Dec-1995             165123               157269           150236
Jan-1996             168040               158307           152054
Feb-1996             165408               155553           150260
Mar-1996             166333               154464           151507
Apr-1996             169275               153599           153325
May-1996             169849               153291           154368
Jun-1996             172142               155346           155649
Jul-1996             172874               155765           156816
Aug-1996             175732               155500           158902
Sep-1996             181375               158206           162287
Oct-1996             185069               161718           164964
Nov-1996             190241               164483           168264
Dec-1996             190348               162954           168499
Jan-1997             193213               163459           170606
Feb-1997             194769               163868           171697
Mar-1997             193133               162049           170787
Apr-1997             195533               164479           172632
May-1997             197436               166042           173530
Jun-1997             200360               168018           176480
Jul-1997             203728               172554           179286
Aug-1997             203391               171088           179501
Sep-1997             207938               173620           182678
Oct-1997             208533               176137           183847
Nov-1997             210234               176947           185171
Dec-1997             212929               178735           187578
Jan-1998             215543               181022           190073
Feb-1998             215916               180878           191764
Mar-1998             218349               181493           193471
Apr-1998             219010               182440           194458
May-1998             221558               184164           197122
Jun-1998             222153               185729           197970
Aug-1998             224648               189149           203747
Sep-1998             228794               193576           208576
Oct-1998             225787               192550           208263
Nov-1998             231315               193647           210512
Dec-1998             231521               194228           210259

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investments at value (Note 1A) (identified cost, $1,332,821,811)                                  $ 1,381,815,918
   Foreign currency, at value (cost, $6,797)                                                                   6,799
   Interest and dividends receivable                                                                      35,241,700
   Receivable for Fund shares sold                                                                            26,036
   Receivable for investments sold                                                                         1,385,413
   Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                        11,705,261
   Reclaim receivable                                                                                      2,591,338
   Prepaid expenses                                                                                            5,931
                                                                                                     ---------------
       Total assets                                                                                    1,432,778,396

Liabilities
   Payable for investments purchased                                                 $    32,480
   Distribution payable                                                                6,295,182
   Payable to investment adviser (Note 2)                                                    376
   Unrealized depreciation on forward foreign currency exchange contracts
      (Note 6)                                                                        43,933,979
   Options written, at value (premiums received, $19,487,683) (Note 6)                29,911,047
   Accrued accounting, custody and transfer agent fees                                   105,734
   Accrued expenses and other liabilities                                                116,172
                                                                                     -----------
       Total liabilities                                                                                  80,394,970
                                                                                                     ---------------
Net Assets                                                                                           $ 1,352,383,426
                                                                                                     ===============
Net Assets consist of:
   Paid-in capital                                                                                   $ 1,309,342,518
   Undistributed net investment income                                                                    35,089,632
   Accumulated net realized gain                                                                             499,887
   Net unrealized appreciation                                                                             7,451,389
                                                                                                     ---------------
Total Net Assets                                                                                     $ 1,352,383,426
                                                                                                     ===============
Shares of beneficial interest outstanding                                                                 58,238,602
                                                                                                     ===============
Net Asset Value, offering price and redemption price per share
   (Net Assets/Shares outstanding)                                                                   $         23.22
                                                                                                     ===============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
   Interest income (net of foreign withholding taxes of $53,912)                                       $  86,254,550
                                                                                                       -------------
       Total investment income                                                                            86,254,550

Expenses
   Investment advisory fee (Note 2)                                                   $  5,359,632
   Accounting, custody and transfer agent fees                                           1,179,118
   Legal and audit services                                                                187,456
   Registration fees                                                                       113,814
   Trustees' fees and expenses (Note 2)                                                     43,250
   Insurance expense                                                                        21,267
   Miscellaneous                                                                            38,450
                                                                                      ------------
       Total expenses                                                                                      6,942,987
                                                                                                       -------------
          Net investment income                                                                           79,311,563
                                                                                                       -------------
Realized and Unrealized Gain (Loss) on Investments
   Net realized gain
       Investment security transactions                                                 15,921,096
       Financial futures contracts                                                         503,730
       Written option transactions                                                       3,999,598
       Foreign currency transactions and forward foreign currency exchange
       contracts                                                                        17,944,327
                                                                                      ------------
          Net realized gain                                                                               38,368,751

   Change in unrealized appreciation (depreciation)
       Investment securities                                                            76,908,216
       Financial futures contracts                                                        (161,549)
       Written option transactions                                                     (10,998,742)
       Foreign currency and forward foreign currency exchange contracts                (72,530,479)
                                                                                      ------------
          Net change in unrealized appreciation (depreciation)                                            (6,782,554)
                                                                                                       -------------
       Net realized and unrealized gain                                                                   31,586,197
                                                                                                       -------------
Net Increase in Net Assets from Operations                                                             $ 110,897,760
                                                                                                       =============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   Year Ended          Year Ended
                                                                                   December 31,        December 31,
                                                                                      1998                 1997
                                                                                 --------------      ---------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                         $   79,311,563      $    63,973,699
   Net realized gain                                                                 38,368,751           74,075,302
   Change in unrealized appreciation (depreciation)                                  (6,782,554)         (25,008,757)
                                                                                 --------------      ---------------
   Net increase  in Net Assets from Investment Operations                           110,897,760          113,040,244
                                                                                 --------------      ---------------
Distributions to Shareholders (Note 1F)
   From net investment income                                                       (69,004,032)        (133,232,541)
   From net realized gains on investments                                           (19,243,045)         (12,277,114)
                                                                                 --------------      ---------------
   Total distributions to shareholders                                              (88,247,077)        (145,509,655)
                                                                                 --------------      ---------------
Fund Share (principal) Transactions (Note 4)
   Net proceeds from sale of shares                                                 465,332,134          390,048,325
   Value of shares issued to shareholders in
      payment of distributions declared                                              70,989,234          109,885,382
   Cost of shares redeemed                                                         (379,283,686)        (134,902,053)
                                                                                 --------------      ---------------
   Net increase in Net Assets from Fund share transactions                          157,037,682          365,031,654
                                                                                 --------------      ---------------
Total Increase in Net Assets                                                        179,688,365          332,562,243

Net Assets
   At beginning of year                                                           1,172,695,061          840,132,818
                                                                                 --------------      ---------------
   At end of year (including undistributed net investment income and distributions in excess of net investment income of $35,089,632 and
      $1,556,611, respectively)                                                  $1,352,383,426      $ 1,172,695,061
                                                                                 ==============      ===============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                          ----------------------------------------------------------------------
                                            1998 (1)        1997 (1)       1996 (1)        1995          1994
                                          ----------      ----------      --------      ---------     ----------
Net Asset Value, Beginning of Year        $    22.81      $    23.25      $  23.21      $   21.30     $    24.22
                                          ----------      ----------      --------      ---------     ----------
Investment Operations
   Net investment income                        1.38            1.54          1.72           1.96           1.71
   Net realized and unrealized gain
      (loss) on investments                     0.58            1.16          1.73           1.84          (3.93)
                                          ----------      ----------      --------      ---------     ----------
Total from investment operations                1.96            2.70          3.45           3.80          (2.22)
                                          ----------      ----------      --------      ---------     ----------
Less distributions to shareholders
   From net investment income                  (1.21)          (2.86)        (2.64)         (1.89)         (0.20)
   From net realized gains on
      investments                              (0.34)          (0.28)        (0.77)            --             --
   From tax return of capital                     --              --            --             --          (0.50)
                                          ----------      ----------      --------      ---------     ----------
Total distributions to shareholders            (1.55)          (3.14)        (3.41)         (1.89)         (0.70)
                                          ----------      ----------      --------      ---------     ----------
Net Asset Value, End of Period            $    23.22      $    22.81      $  23.25      $   23.21     $    21.30
                                          ==========      ==========      ========      =========     ==========
Total Return                                    8.73%          11.86%        15.28%         18.13%         (9.22)%

Ratios/Supplemental Data
   Expenses (to average daily net
      assets)                                   0.52%           0.53%         0.53%          0.51%          0.51%
   Net investment income (to average
      daily net assets)                         5.92%           6.37%         7.17%          8.09%          7.69%

   Portfolio Turnover                            156%            173%          226%           165%           158%

   Net Assets, End of Period
      (000 omitted)                       $1,352,383      $1,172,695      $840,133      $ 803,537     $1,069,416

(1) Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par             Value
Security                                              Rate           Maturity              Value (a)        (Note 1A)
------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 99.1%

Corporate -- 1.7%

Bank Bonds -- 0.2%
GS Escrow Corp. 144A                                  7.125%        08/01/2005              2,700,000    $   2,660,364
                                                                                                         -------------
Financial -- 0.5%
Conseco Finance Trust II                              8.700%        11/15/2026              6,825,000        6,182,251
                                                                                                         -------------
Industrial Bonds -- 1.0%
Aramark Services Notes                                6.750%        08/01/2004             10,000,000       10,096,010
Ryder Systems Notes NCL                               6.600%        11/15/2005              2,025,000        2,032,877
U.S. Filter Corp. NC '03(b)                           6.500%        05/15/2003              1,900,000        1,854,915
                                                                                                         -------------
                                                                                                            13,983,802
                                                                                                         -------------
Total Corporate (Cost $24,233,908)                                                                          22,826,417
                                                                                                         -------------

Government/Other -- 93.6%

Argentina -- 0.3%
Cointel 144A Notes NCL                               10.375%        08/01/2004              5,500,000        3,685,000
                                                                                                         -------------
Denmark -- 7.4%
Danske Kredit                                         5.000%        10/01/2029             33,042,000        4,876,323
Denmark Nykredit                                      5.000%        10/01/2029             11,000,000        1,623,374
Denmark Nykredit                                      7.000%        10/01/2026             78,751,000       12,625,087
Denmark Realkredit                                    8.000%        10/01/2026                  7,000            1,137
Denmark Realkredit                                    7.000%        10/01/2026             12,029,000        1,928,448
Denmark Realkredit                                    5.000%        10/01/2029             15,000,000        2,213,692
Denmark Unikredit Realkredit                          6.000%        10/01/2029             95,515,000       14,751,020
Kingdom of Denmark                                    8.000%        03/15/2006            209,000,000       40,648,864
Kingdom of Denmark+                                   8.000%        11/15/2001             82,025,000       14,348,589
Nykredit                                              6.000%        10/01/2029             49,847,000        7,698,205
                                                                                                         -------------
                                                                                                           100,714,739
                                                                                                         -------------
France -- 1.9%
France Oat                                            6.000%        10/25/2025             62,000,000       13,130,586
Remy Cointreau 144A                                  10.000%        07/30/2005             12,000,000       12,254,472
                                                                                                         -------------
                                                                                                            25,385,058
                                                                                                         -------------
Germany -- 30.1%
Baden Nurttemberg+                                    6.200%        11/22/2013             16,000,000       10,607,151
Bundes Obligation Ser 114 Notes                       6.500%        03/15/2000             20,475,000       12,755,724
Bundes Obligation Ser 115 Notes+                      5.875%        05/15/2000             31,700,000       19,691,733
Bundes Obligation Ser 116 Notes                       5.750%        08/22/2000             31,000,000       19,342,453
Colt Telecom Group PLC                                7.625%        07/31/2008             24,575,000       14,485,804
Depfa Bank 144A Notes                                 4.750%        07/15/2008             26,300,000       16,370,440
Deutschland Republic+                                 7.375%        01/03/2005              6,160,000        4,427,823
Deutschland Republic                                  7.250%        10/21/2002             26,540,000       18,089,809
Deutschland Republic                                  6.500%        10/14/2005              9,100,000        6,356,024

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par             Value
Security                                              Rate           Maturity              Value (a)        (Note 1A)
------------------------------------------------------------------------------------------------------------------------
Deutschland Republic                                  6.000%        01/05/2006             29,450,000     $ 20,037,944
Deutschland Republic                                  6.500%        07/04/2027             19,400,000       14,607,031
Die Bundrep Deutschland Dm1000+                       8.250%        09/20/2001            134,424,000       90,938,626
Exide Holding Corp.                                   9.125%        04/15/2004             10,000,000        5,879,530
Exide Holding Europe 144A                             9.125%        04/15/2004              2,900,000        1,705,064
Federal Republic of Germany                           8.375%        05/21/2001              9,500,000        6,366,391
Federal Republic of Germany+                          6.875%        05/12/2005             33,700,000       23,819,276
Fresenius Med Global                                  7.375%        02/01/2008             18,900,000       11,650,918
German Unity Fund+                                    8.500%        02/20/2001             40,250,000       26,729,497
German Unity Fund+                                    8.000%        01/21/2002             17,500,000       11,902,898
Haus Limited(b)                                       3.980%        05/01/2035              7,880,671        4,739,844
Texon International PLC 144A Senior Notes            10.000%        02/01/2008             22,990,000       11,034,317
Treuhandanstalt                                       7.500%        09/09/2004             47,950,000       34,469,456
Treuhandanstalt                                       6.500%        04/23/2003             30,400,000       20,439,933
                                                                                                         -------------
                                                                                                           406,447,686
                                                                                                         -------------
Italy -- 0.5%
BTPS                                                  6.000%        05/15/2000         10,200,000,000        6,397,424
                                                                                                         -------------
Japan -- 15.5%
Austria Republic                                      4.500%        09/28/2005          1,170,000,000       12,105,692
Austria Republic                                      6.250%        10/16/2003            800,000,000        8,658,012
European Investment Bank                              4.625%        02/26/2003          1,894,000,000       19,024,918
Government of Italy+                                  5.125%        07/29/2003          1,300,000,000       13,412,602
IBRD-Global Bond                                      5.250%        03/20/2002          1,750,000,000       17,534,047
IBRD-Global Bond                                      4.750%        12/20/2004          1,450,000,000       15,127,162
Italy Euroyen Notes                                   3.750%        06/08/2005          3,225,000,000       31,957,103
Italy Euroyen Notes                                   5.000%        12/15/2004            250,000,000        2,625,619
Kingdom of Spain+                                     5.750%        03/23/2002          2,945,000,000       29,920,085
OKB                                                   4.300%        02/14/2001          1,400,000,000       13,307,800
Republic of Finland+                                  6.000%        01/29/2002            850,000,000        8,646,878
Republic of Portugal                                  4.500%        03/15/2002          1,370,000,000       13,445,094
South Africa                                          3.350%        06/17/2004            625,600,000        5,158,932
Spanish Government                                    4.750%        03/14/2005          1,850,000,000       19,298,864
                                                                                                         -------------
                                                                                                           210,222,808
                                                                                                         -------------
Netherlands -- 3.8%
Netherlands Government                                9.000%        05/15/2000             61,640,000       35,287,522
Netherlands Government                                9.000%        10/16/2000             28,100,000       16,421,573
                                                                                                         -------------
                                                                                                            51,709,095
                                                                                                         -------------
New Zealand -- 4.9%
Fernz Capital+                                        9.800%        04/15/2002             19,000,000       10,618,231
Fletcher Challenge                                   14.500%        09/30/2000              8,500,000        4,852,092
Fletcher Challenge                                   10.000%        04/30/2005              5,725,000        3,133,115
Fletcher Challenge                                   11.250%        12/15/2002             13,000,000        7,340,409
New Zealand Government                                8.000%        04/15/2004             22,500,000       13,238,329
New Zealand Government                               10.000%        03/15/2002             21,725,000       12,993,303
New Zealand Government                                7.000%        07/15/2009             24,800,000       14,631,151
                                                                                                         -------------
                                                                                                            66,806,630
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par             Value
Security                                              Rate           Maturity              Value (a)        (Note 1A)
------------------------------------------------------------------------------------------------------------------------
Norway -- 0.3%
Vital Forsikring                                      7.850%        09/22/2003             25,600,000    $   3,480,602
                                                                                                         -------------
Sweden -- 6.2%
Government of Sweden #1039+                           5.500%        04/12/2002             95,500,000       12,488,089
Kingdom of Sweden #1030+                             13.000%        06/15/2001             36,500,000        5,489,916
Kingdom of Sweden #1033                              10.250%        05/05/2003             75,000,000       11,661,455
Sweden Government Bond #1038+                         6.500%        10/25/2006            304,500,000       43,776,353
Swedish Government Bond #1042                         5.000%        01/15/2004             84,000,000       10,956,097
                                                                                                         -------------
                                                                                                            84,371,910
                                                                                                         -------------
United Kingdom -- 19.2%
Alliance and Leicester Building Society+              8.750%        12/07/2006             13,000,000       25,112,218
Austria Government                                    6.250%        04/14/2004              7,935,000       13,936,745
Bank of Greece+                                      10.750%        09/06/2010              4,550,000       10,817,827
Birmingham Midshires Building Society+                9.125%        01/05/2006              3,900,000        7,592,722
Capital Shopping Euro Notes                           6.875%        03/05/2013              5,600,000        9,955,248
CSW Investments+                                      8.875%        09/27/2006             13,070,000       24,941,333
Deutsche Bank                                         0.000%        02/28/2001                865,000        1,243,700
European Investment Bank                              7.625%        12/07/2006              6,935,000       13,355,826
FHLB                                                  6.875%        06/07/2002                970,000        1,688,920
FNMA Global Bond                                      6.875%        06/07/2002              3,400,000        5,930,381
GTD Export Finance Corp.                              0.000%        09/29/2000              6,190,000        9,331,625
IBRD Notes                                            6.875%        07/14/2000              6,200,000       10,509,073
Inco Ltd.+                                           15.750%        07/15/2006                996,000        2,508,193
IPC Magazines                                         0.000%        03/15/2008             11,000,000        9,782,047
Northern Rock Building Society+                       9.375%        10/17/2021             10,665,000       24,517,120
P & O Steam Navigation+                              11.500%        07/03/2014              6,150,000       15,651,818
Republic of Argentina                                11.500%        08/14/2001              3,950,000        6,532,862
Slough Estates                                        7.125%        02/17/2010              5,100,000        9,155,398
Stagecoach Holdings PLC                               7.625%        10/31/2007              8,490,000       15,264,894
UK Gilt Stock+                                        9.500%        10/25/2004              4,675,000        9,742,233
UK Treasury                                           8.500%        07/16/2007              3,050,000        6,504,945
UK Treasury Gilt                                     10.000%        09/08/2003             12,600,000       25,750,304
                                                                                                         -------------
                                                                                                           259,825,432
                                                                                                         -------------
Yankee Bonds -- 3.5%
Asia Pulp and Paper Global Financial                 11.750%        10/01/2005              2,900,000        1,914,000
Canada Notes                                          5.250%        11/05/2008              5,900,000        5,927,140
Gruma SA Notes                                        7.625%        10/15/2007                925,000          810,115
ING Barings NV                                        0.000%        02/12/1999             10,500,000       11,917,500
Inter Amer Dev Bank                                   6.375%        08/01/2000              3,969,000        4,034,330
Petroleos Mexicanos Notes                             9.250%        03/30/2018                725,000          594,500
Republic of Panama 144A Notes                         7.875%        02/13/2002             15,680,000       14,974,400
Republic of Panama Notes                              8.875%        09/30/2027                500,000          467,810
TPSA Finance 144A Notes                               7.750%        12/10/2008              6,175,000        6,128,070
                                                                                                         -------------
                                                                                                            46,767,865
                                                                                                         -------------

Total Government/Other (Cost $1,207,377,984)                                                             1,265,814,249
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                              Rate           Maturity            Value (a)       (Note 1A)
----------------------------------------------------------------------------------------------------------------------
U.S. Government Agency -- 1.3%

Pass Thru Securities -- 1.3%
FHLMC                                                 5.750%        07/15/2003            5,000,000   $    5,128,900
Tenneesee Valley Authority Notes                      5.375%        11/13/2008           12,250,000       12,337,624
                                                                                                      --------------
                                                                                                          17,466,524
                                                                                                      --------------
Total U.S. Government Agency (Cost $17,328,889)                                                           17,466,524
                                                                                                      --------------
U.S. Treasury Obligations -- 2.5%

Treasury Bonds -- 0.1%
U.S. Treasury Bond+                                   6.625%        02/15/2027            1,000,000        1,182,810
                                                                                                      --------------
Treasury Notes -- 2.4%
U.S. Treasury Note                                    6.625%        04/30/2002           20,985,000       22,208,006
U.S. Treasury Note+                                   6.625%        06/30/2001            9,600,000       10,042,464
                                                                                                      --------------
                                                                                                          32,250,470
                                                                                                      --------------
Total U.S. Treasury Obligations (Cost $33,592,427)                                                        33,433,280
                                                                                                      --------------
TOTAL BONDS AND NOTES (COST $1,282,533,208)                                                            1,339,540,470
                                                                                                      --------------

                                                                                           Shares
                                                                                         ----------
PREFERRED STOCKS -- 0.4%
Fuji JGB Inv. L.L.C. Pfd(b)                                                               4,200,000        3,045,000
Societe Generale Preferred Step Up NC '07                                                 3,000,000        2,752,500
                                                                                                      --------------
TOTAL PREFERRED STOCKS (COST $5,457,180)                                                                   5,797,500
                                                                                                      --------------

                                                                                         Contract
                                                                                         Size (c)
                                                                                      -------------
PURCHASED OPTIONS -- 1.3%
JPY Put/NZD Call, Strike Price 73.50, 4/6/99                                             46,365,000           19,520
BTP 6.75% Put, Strike Price 105.49, 2/3/00                                            7,095,000,000               --
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                            8,735,000,000               --
JGB 2.00% Put, Strike Price 99.00, 1/25/99                                            2,975,000,000          172,550
Fujibank 9.87% Call, Strike Price 6.37, 2/26/99                                              67,500              132
BTP 6.75% Put, Strike Price 105.29, 1/1/07                                            7,095,000,000               --
BTP 6.75% Put, Strike Price 105.29, 7/1/07                                            7,095,000,000               --
BTP 6.75% Put, Strike Price 105.29, 7/1/07                                            7,095,000,000               --
BTP 6.75% Put, Strike Price 105.49, 2/3/00                                            7,095,000,000               --
BTP Put, Strike Price 105.49, 2/3/00                                                  7,095,000,000               --
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                            8,735,000,000               --

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                              Rate           Maturity            Value (a)       (Note 1A)
----------------------------------------------------------------------------------------------------------------------
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                            8,735,000,000               --
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                            8,735,000,000               --
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                            8,735,000,000               --
JPY Put/USD Call, Strike Price 155.00, 6/15/99                                           31,950,000           35,145
JPY Put/USD Call, Strike Price 150.00, 6/9/99                                            13,500,000           21,600
JGB 3.00% Put, Strike Price 110.00, 6/2/99                                            5,586,500,000        2,195,495
JPY Put/USD Call, Strike Price 128.00, 11/12/99                                          13,225,000          288,305
DEM Put/USD Call, Strike Price 1.85, 2/17/99                                             26,900,000               --
JPY Put/USD Call, Strike Price 150.00, 8/26/99                                           27,325,000          124,329
BRL Put/USD Call, Strike Price 1.35, 9/9/99                                              27,240,000        2,982,780
JPY Put/USD Call, Strike Price 125.00, 10/14/99                                          13,845,000          328,127
JPY Put/USD Call, Strike Price 127.00, 11/10/99                                          26,450,000          595,125
JPY Put/USD Call, Strike Price 138.00, 9/8/99                                            20,425,000          199,491
UST 6.125% Call, Strike Price 110.43, 1/22/99                                               132,500          240,156
UST 5.500% Call, Strike Price 104.391, 2/25/99                                              273,000          556,664
UST 5.5% Call, Strike Price 113.391, 3/30/99                                                133,000           37,406
UST 5.5% Call, Strike Price 105.891, 3/1/99                                                 130,000          189,922
UST 5.625% Call, Strike Price 110.00, 4/9/99                                                138,000           66,844
UST 5.625% Put, Strike Price 99.258, 2/1/99                                                 132,750            4,148
DBR 5.625% Call, Strike Price 109.62, 2/22/99                                            24,500,000          561,491
DBR 4.75% Call, Strike Price 96.12, 4/13/99                                              22,055,000          608,674
DEM 4.75% Call, Strike Price 94.53, 11/18/99                                             43,600,000        1,501,453
DBR 6.00% Call, Strike Price 112.66, 7/4/07                                               6,000,000           70,914
DBR 6.00% Call, Strike Price 112.88, 10/22/99                                            44,850,000          500,481
FRF 5.25% Call, Strike Price 108.15, 10/25/99                                           150,000,000          657,150
DBR 5.625% Call, Strike Price 115.10, 10/1/99                                            44,050,000          631,633
DEM 5.625% Call, Strike Price 109.10, 11/23/99                                           22,000,000          686,356
FRF 5.25% Call, Strike Price 106.66, 8/24/99                                            103,475,000          560,628
DBR 4.75% Call, Strike Price 104.90, 11/2/99                                             44,200,000          543,616
JGB 2.6% Call, Strike Price 120.061, 4/13/99                                          1,680,500,000            1,681
UST 6.125% Call, Strike Price 111.031, 2/1/99                                               267,500          482,754
UST 5.625% Call, Strike Price 108.188, 4/22/99                                              272,250          267,996
OBL 4.5% Call, Strike Price 103.35, 5/19/03                                              67,220,000          342,822
JPY Put, Strike Price 116.95, 12/24/99                                                   26,550,000        1,154,925
UST 6.125% Call, Strike Price 113.438, 5/31/99                                              132,500          360,234
DBR 5.25% Call, Strike Price 110.76, 12/15/99                                            23,000,000          135,240
                                                                                                        ------------
TOTAL PURCHASED OPTIONS (COST $25,469,948)                                                                17,125,787
                                                                                                        ------------
SHORT-TERM INVESTMENTS -- 1.4%

Commercial Paper -- 0.7%
Edison Asset                                          0.000%        02/01/1999            5,000,000        4,972,150
Monsanto                                              0.000%        02/04/1999            4,850,000        4,821,919
                                                                                                        ------------
                                                                                                           9,794,069
                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                              Rate           Maturity            Value (a)       (Note 1A)
----------------------------------------------------------------------------------------------------------------------
U.S. Government Agency -- 0.2%
FNMA                                                  0.000%        01/07/1999           2,500,000   $     2,498,975
                                                                                                      --------------
Repurchase Agreements -- 0.5%
Prudential-Bache Repurchase Agreement, dated 12/31/98, due 1/4/99, with a maturity value of $7,062,215 and an effective yield of 3.95%, collateralized by a U.S. Treasury Obligation with a rate of 9.875%, a maturity date of 11/15/15
and a market value of $7,209,318.                                                                          7,059,117
                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $19,361,475)                                                           19,352,161
                                                                                                      --------------
TOTAL INVESTMENTS -- 102.2%(COST $1,332,821,811)                                                      $1,381,815,918

Other Assets, Less Liabilities-- (2.2)%                                                                  (29,432,492)
                                                                                                      --------------
NET ASSETS -- 100%                                                                                    $1,352,383,426
                                                                                                      ==============

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FHLMC - Federal Home Loan Mortgage Corporation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
IBRD - International Bank for Reconstruction and Development
BRL - Brazilian Real
BTP - British Pound
DBR - Deutsche Bundes Republik
DEM - German Deutsche Mark
FRF - French Franc
JGB - Japanese Government Bond
JPY - Japanese Yen
NZD - New Zealand Dollar
OBL - Bundesobligation
OKB - Oesterreich Kontrollbank Bank
USD - United States Dollar
UST - United States Treasury
(a) Par value denominated in local currency.
(b) Variable Rate Security; rate indicated is as of 12/31/98.
(c) Contract size denominated in local currency.
+ Denotes all or part of security pledged as a margin deposit (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Investment security valuations

         Securities for which quotations are readily available are valued at the last sale, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B. Repurchase agreements

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C. Securities transactions and income

         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         D. Federal taxes

         As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         E. Foreign currency transactions

         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

         F. Distributions to shareholders

         Distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net realized gain on investments, written options, and foreign currency arise because of certain timing differences. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for options, futures and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, distributions in excess of net investment income and accumulated net realized gain
         (loss).

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 1998 were as follows:

                                                                    Purchases              Sales
                                                                ------------------   -------------------
         U.S. Government Securities...........................    $   297,460,322       $    15,428,230
                                                                =================    ==================
         Investments (non-U.S. Government Securities).........    $ 1,902,341,905       $ 1,921,662,630
                                                                =================    ==================

(4)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                      Year Ended            Year Ended
                                                                  December 31, 1998     December 31, 1997
                                                                 --------------------   ------------------
         Shares sold............................................           19,937,369           16,174,061
         Shares issued to shareholders in payment of
            distributions declared..............................            3,059,774            4,756,614
         Shares redeemed........................................          (16,178,171)          (5,647,545)
                                                                 --------------------   ------------------
         Net increase...........................................            6,818,972           15,283,130
                                                                 ====================   ==================

         At December 31, 1998, one shareholder was record owner of approximately 11% of the Fund's outstanding shares.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

           Aggregate Cost.......................................................  $1,334,868,695
                                                                                  ==============

           Gross unrealized appreciation........................................      77,972,607
           Gross unrealized depreciation........................................     (31,025,384)
                                                                                  --------------
           Net unrealized appreciation..........................................  $   46,947,223
                                                                                  ==============

(6)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, the instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

         The Fund trades the following instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which is included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1998, is as follows:

         Written Put Option Transactions
         -----------------------------------------------------------------------

                                                                          Number of Contracts      Premiums
                                                                         ----------------------   ------------
         Outstanding, beginning of period................................               2         $  451,112
         Options written.................................................              24          6,126,307
         Options expired.................................................              (4)          (853,611)
         Options closed..................................................              (8)        (1,926,747)
                                                                              -----------         ----------
         Outstanding, end of period......................................              14         $3,797,061
                                                                              ===========         ==========

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Written Call Option Transactions
         -----------------------------------------------------------------------

                                                                          Number of Contracts      Premiums
                                                                         ---------------------  --------------
         Outstanding, beginning of period................................               3       $     481,566
         Options written.................................................              17           5,123,652
         Options exercised...............................................              (1)           (743,889)
         Options expired.................................................              (8)         (1,412,934)
         Options closed..................................................              (1)           (441,781)
                                                                                ---------       -------------
         Outstanding, end of period......................................              10       $   3,006,614
                                                                                =========       =============

         Written Cross Currency Option Transactions
         -----------------------------------------------------------------------

                                                                          Number of Contracts      Premiums
                                                                         ---------------------  --------------
         Outstanding, beginning of period................................              14       $   5,631,852
         Options written.................................................              24          14,872,205
         Options expired.................................................              (7)         (1,501,790)
         Options closed..................................................             (16)         (6,318,259)
                                                                                ---------       -------------
         Outstanding, end of period......................................              15       $  12,684,008
                                                                                =========       =============

         Forward currency exchange contracts

         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         At December 31, 1998, the Fund held the following forward foreign currency and cross currency exchange contracts:

         Forward Foreign Currency Exchange Contracts

                                                                                  U.S.$            U.S.$           U.S.$
                                            Local Principal   Contract            Market         Aggregate       Unrealized
           Contracts to Receive                  Amount      Value Date           Value         Face Amount     Gain/(Loss)
           ------------------------------   ---------------  ----------       --------------  ---------------  -------------
           Argentinian Peso                     11,961,463     1/06/99           11,967,686       11,895,455         72,231
           Australian Dollar                    19,285,000     3/11/99           11,814,892       13,624,527     (1,809,635)
           Canadian Dollar                      20,763,586     1/29/99           13,575,555       13,679,153       (103,598)
           Danish Krone                        165,350,157     3/16/99           26,113,623       26,477,207       (363,584)
           German Mark                          43,865,494     2/17/99           26,377,454       26,900,000       (522,546)
           Hong Kong Dollar                    115,060,300     10/14/99          14,702,708       14,066,428        636,280
           Italian Lira                     21,851,900,700     4/29/99           13,287,075       13,243,576         43,499
           Japanese Yen                     10,689,644,351   1/11-3/09/99        94,955,013       90,188,215      4,766,798
           New Zealand Dollar                   25,395,484  3/11-11/05/99        13,342,767       13,477,009       (134,242)
           Polish Zloty                         13,768,165     7/24/00            3,695,656        3,350,000        345,656
                                                                              -------------    -------------    -----------
           Total                                                              $ 229,832,429    $ 226,901,570    $ 2,930,859
                                                                              =============    =============    ===========

                                                                                  U.S.$            U.S.$           U.S.$
                                            Local Principal   Contract            Market         Aggregate       Unrealized
           Contracts to Deliver                  Amount      Value Date           Value         Face Amount     Gain/(Loss)
           ------------------------------   ---------------  ----------       --------------  ---------------  -------------
           Argentinian Peso                     17,960,638   1/06-4/06/99        17,925,948       17,663,791       (262,157)
           Bristish Pound Sterling             164,881,455  1/20-11/05/99       273,406,074      271,609,603     (1,796,471)
           Canadian Dollar                      20,763,586     1/29/99           13,575,555       13,400,185       (175,370)
           Danish Krone                        824,255,363   1/11-5/06/99       130,168,295      126,161,250     (4,007,045)
           European Currency Unit               12,000,000     4/30/99           14,158,000       14,334,000        176,000
           French Franc                         73,657,160     2/12/99           13,197,782       13,153,064        (44,718)
           German Mark                         653,981,908   1/20-5/06/99       393,751,805      394,614,327        862,522
           Greek Drachma                       318,910,000     4/22/99            1,118,075        1,029,946        (88,129)
           Hong Kong Dollar                    177,926,000     10/14/99          22,735,855       22,375,000       (360,855)
           Italian Lira                     33,146,880,000     4/29/99           20,155,001       20,297,156        142,155
           Japanese Yen                     27,708,317,501   2/5-3/29/99        246,902,373      212,612,024    (34,290,349)
           Netherlands Guilder                 101,525,298     4/15/99           54,302,491       55,027,262        724,771
           New Zealand Dollar                  157,128,012   2/11-4/15/99        82,674,334       84,262,316      1,587,982
           Norwegian Krone                      31,067,528     1/19/99            4,092,904        4,033,434        (59,470)
           Polish Zlotty                        13,768,165     7/24/00            3,695,656        3,267,244       (428,412)
           Swedish Krona                       657,460,464   1/19-3/02/99        81,551,042       83,065,625      1,514,583
                                                                             --------------   --------------   ------------
           Total                                                             $1,373,411,190   $1,336,906,227   $(36,504,963)
                                                                             ==============   ==============   ============

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

           Forward Foreign Cross Currency Exchange Contracts

                                             U.S.$                                  U.S.$                         U.S.$
                                            Market                                  Market     Contract        Unrealized
           Contracts to Deliver             Value        In Exchange For            Value     Value Date       Gain/(Loss)
           ---------------------------  -------------  --------------------      -----------  ----------      ------------
           Australian Dollar              11,814,892    New Zealand Dollar        12,042,204    3/11/99           227,312
           German Mark                    27,749,119      Greek Drachma           29,879,430    4/22/99         2,130,311
           Greek Drachma                  28,761,357       German Mark            27,749,120    4/22/99        (1,012,237)
                                         -----------                             -----------                  -----------
           Total                         $68,325,368                             $69,670,754                  $ 1,345,386
                                         ===========                             ===========                  ===========

         Futures contracts

         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1998, the Fund held no open futures contracts:

         Interest rate swap contracts

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts. At December 31, 1998, the Fund held no open interest rate swap contracts.

--------------------------------------------------------------------------------

         Supplemental Tax Information -- (Unaudited)

         Pursuant to section 852 of the Internal Revenue Code, the Fund designates $585,083 as capital gain dividends for the year ended December 31, 1998. This represents a 20% tax rate gain on distribution.

                        Report of Independent Accountants


         To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund:

         In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Fixed Income Fund (the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


         PricewaterhouseCoopers LLP
         Boston, Massachusetts
         February 18, 1999

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                                       22

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